Exhibit 32.2
CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the accompanying Quarterly Report of TomoTherapy, Inc. (the “Company”), on Form 10-Q for the quarter ended September 30, 2007 (the “Report”), I, Stephen C. Hathaway, Chief Financial Officer and Treasurer of the Company, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:
1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.
Date: November 12, 2007

/s/ Stephen C. Hathaway
Chief Financial Officer and Treasurer
TomoTherapy Incorporated